                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                        INTERNATIONAL DISPLAYWORKS, INC.

                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS
                                TO THE BYLAWS OF
                        INTERNATIONAL DISPLAYWORKS, INC.
                                                                        Page

ARTICLE I - OFFICES......................................................1
         SECTION 1 - REGISTERED OFFICE...................................1
         SECTION 2 - PRINCIPAL OFFICE....................................1
         SECTION 3 - OTHER OFFICES.......................................1

ARTICLE II - MEETINGS OF STOCKHOLDERS....................................1
         SECTION 1 - PLACE OF MEETINGS...................................1
         SECTION 2 - ANNUAL MEETINGS.....................................1
         SECTION 3 - SPECIAL MEETINGS....................................2
         SECTION 4 - NOTICE OF STOCKHOLDERS' MEETINGS....................3
         SECTION 5 - MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE........3
         SECTION 6 - ADJOURNED MEETINGS AND NOTICE THEREOF...............4
         SECTION 7 - VOTING AT MEETINGS OF STOCKHOLDERS..................4
         SECTION 8 - RECORD DATE FOR STOCKHOLDERS NOTICE.................5
         SECTION 9 - QUORUM..............................................6
         SECTION 10 - WAIVER OF NOTICE...................................6
         SECTION 11 - STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT
                           MEETING.......................................6
         SECTION 12 - PROXIES............................................7
         SECTION 13 - VOTING PROCEDURES AND INSPECTORS OF ELECTION FOR
                           CERTAIN CORPORATIONS..........................8
         SECTION 14 - LIST OF STOCKHOLDERS...............................9

ARTICLE III - DIRECTORS..................................................9
         SECTION 1 - POWERS..............................................9
         SECTION 2 - NUMBER OF DIRECTORS................................10
         SECTION 3 - ELECTION AND TERM OF OFFICE........................10
         SECTION 4 - VACANCIES..........................................11
         SECTION 5 - REMOVAL OF DIRECTORS...............................11
         SECTION 6 - RESIGNATION OF DIRECTOR............................12
         SECTION 7 - PLACE OF MEETING...................................12
         SECTION 8 - ANNUAL MEETING.....................................12
         SECTION 9 - SPECIAL MEETINGS...................................12
         SECTION 10 - ADJOURNMENT.......................................13
         SECTION 11 - NOTICE OF ADJOURNMENT.............................13
         SECTION 12 - WAIVER OF NOTICE..................................13
         SECTION 13 - QUORUM AND VOTING.................................13
         SECTION 14 - FEES AND COMPENSATION.............................13
         SECTION 15 - ACTION WITHOUT MEETING............................13
         SECTION 16 - COMMITTEES OF DIRECTORS...........................14

ARTICLE IV - OFFICERS...................................................14
         SECTION 1 - OFFICERS...........................................14
         SECTION 2 - ELECTION...........................................14

         SECTION 3 - SUBORDINATE OFFICERS...............................14
         SECTION 4 - REMOVAL AND RESIGNATION............................15
         SECTION 5 - VACANCIES..........................................15
         SECTION 6 - CHAIRMAN OF THE BOARD..............................15
         SECTION 7 - CHIEF EXECUTIVE OFFICER............................15
         SECTION 8 - PRESIDENT..........................................15
         SECTION 9 - VICE-PRESIDENTS....................................16
         SECTION 10 - SECRETARY.........................................16
         SECTION 11 - ASSISTANT SECRETARIES.............................16
         SECTION 12 - CHIEF FINANCIAL OFFICER (TREASURER)...............17
         SECTION 13 - ASSISTANT FINANCIAL OFFICERS......................17
         SECTION 14 - SALARIES..........................................17

ARTICLE V - SHARES OF STOCK.............................................17
         SECTION 1 - SHARE CERTIFICATES.................................17
         SECTION 2 - TRANSFER OF SHARES.................................18
         SECTION 3 - LOST OR DESTROYED CERTIFICATE......................18

ARTICLE VI - INDEMNIFICATION............................................18
         SECTION 1 - INDEMNITY OF OFFICERS, DIRECTORS, EMPLOYEES AND
                   OTHER AGENTS.........................................18
         SECTION 2 - INSURANCE..........................................19
         SECTION 3 - NON-EXCLUSIVITY....................................19

ARTICLE VII - RECORDS AND REPORTS.......................................19
         SECTION 1 - MAINTENANCE AND STOCKHOLDER INSPECTION OF
                   CORPORATE AND STOCKHOLDER RECORDS....................19
         SECTION 2 - INSPECTION BY DIRECTORS............................20

ARTICLE VIII - GENERAL PROVISIONS.......................................20
         SECTION 1 - DIVIDENDS..........................................20
         SECTION 2 - RESERVES...........................................20
         SECTION 3 - ANNUAL STATEMENT...................................20

ARTICLE IX - MISCELLANEOUS..............................................21
         SECTION 1 - FISCAL YEAR........................................21
         SECTION 2 - SEAL 21
         SECTION 3 - INTERESTED DIRECTORS; QUORUM.......................21
         SECTION 4 - CHECKS, DRAFTS, ETC................................21
         SECTION 5 - CONTRACTS, ETC., HOW EXECUTED......................22
         SECTION 6 - REPRESENTATION OF SHARES OF OTHER CORPORATIONS.....22

ARTICLE X - AMENDMENTS OF BYLAWS........................................22
         SECTION 1 - AMENDMENT BY STOCKHOLDERS..........................22
         SECTION 2 - AMENDMENT BY DIRECTORS.............................22

                                     BYLAWS
                                       OF
                        INTERNATIONAL DISPLAYWORKS, INC.


                                    ARTICLE I

                                     OFFICES


         Section 1.        Registered Office.
         ----------        ------------------

     The registered office of International DisplayWorks, Inc. (hereinafter called the "Corporation") in the State of Delaware shall be in the City of Wilmington, County of New Castle and the name of the registered agent in charge thereof shall be The Company Corporation, at 1013 Centre Road, Wilmington, County of Newcastle, Delaware 19805.

         Section 2.        Principal Office.
         ----------        -----------------

     The principal office, either within or outside the State of Delaware, of the Corporation shall be fixed from time to time by resolution as determine by the board of directors.

         Section 3.        Other Offices.
         ----------        --------------

     The Corporation may also have an office or offices at such other place or places, either within or outside of the State of Delaware, as the board may from time to time determine or as the business of the Corporation may require. Branch or subordinate offices may at any time be established by the board of directors at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                             MEETINGS OF STOCKHOLDER
                             -----------------------

         Section 1.        Place of Meetings.
         ----------        ------------------

     All annual and all other meetings of stockholders shall be held at the location designated by the board of directors pursuant to a resolution or as set forth in a notice of the meeting, within or outside the state of Delaware. If no such location is set forth in a resolution or in the notice of the meeting, the meeting shall be held at the principal office of the Corporation.

         Section 2.        Annual Meetings.
         ----------        ----------------

     The annual meetings of stockholders shall be held within one hundred and twenty (120) days after the close of each fiscal year of the Corporation, or on such other date or such other time as may be fixed by the board of directors; provided, however, that should said day fall upon a weekend or legal holiday, then any such annual meeting of stockholders shall be held at the same time and place on the next date thereafter ensuing which is not a weekend or legal holiday. At such meetings, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the stockholders.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) or otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business of the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of the shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 3.        Special Meetings.
         ----------        -----------------

     Special meetings of the stockholders, for any purpose or purposes whatsoever, may be called at any time by the President or by the board of directors or the Chairman of the Board or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by e-mail or other facsimile transmission to the Chairman of the Board, the President, the Executive Vice President or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, and the notice shall set forth that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) or more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         Section 4.        Notice of Stockholders' Meetings.
         ----------        ---------------------------------

     All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting. The notice shall specify the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, the board of directors intends to present for election.

         Section 5.        Manner of Giving Notice; Affidavit of Notice.
         ----------        ---------------------------------------------

     Notice of any stockholders' meeting shall be given in writing and either delivered personally or by first-class mail by, e-mail, facsimile or other form of written communication, charges prepaid, sent to each stockholder at the address of that stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or has been so given, notice shall be deemed to have been given if sent to that stockholder by first-classmail, by e-mail, facsimile or other written communication to the principal office of the Corporation, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, delivered to a common carrier for transmission to the recipient, or actually transmitted by facsimile or other electronic means to the recipient by the person giving the notice, or sent by other means of written communication.

     Whenever notice is required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notice of meetings to such person between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by First Class Mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his or her address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any person shall deliver to the Corporation a written notice setting forth his or her then current address, the requirement that notice be given to such person shall be reinstated.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting may be executed by the Secretary, Assistant Secretary, or any transfer agent of the Corporation giving the notice, and filed and maintained in the minute book of the Corporation.

         Section 6.        Adjourned Meetings And Notice Thereof.
         ----------        --------------------------------------

     Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at such meeting except in the case of the withdrawal of a stockholder from a quorum as provided in Section 9 of this Article II.

     When any stockholders' meeting, either annual or special, is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. The board of directors may fix a new record date for the adjourned meeting. If the meeting is adjourned for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meetings the Corporation may transact any business that might have been transacted at the regular meeting.

         Section 7.        Voting at Meetings of Stockholders.
         ----------        -----------------------------------

     The stockholders entitled to vote at any meeting of the stockholders shall be determined in accordance with the provisions of Section 8 of this Article II.

     Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him or her and registered in his or her name on the books of the Corporation on the date fixed pursuant to Section 8 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or if no such record date shall have been so fixed, then on the dates set forth in Section 8.

     Shares of its own stock belonging to the Corporation or to another Corporation, if a majority of the shares entitled to vote in the election of directors in such other Corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation, he or she shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

     Any such voting rights may be exercised by the stockholder entitled thereto in person or by his or her proxy appointed by an instrument in writing, subscribed by such stockholder or by his or her attorney thereunto authorized and delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he or she shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present.

     The vote at any meeting of the stockholders on any question need not be by written ballot, unless so directed by the Chairman of the meeting; provided, however, that any election of directors at any meeting must be conducted by written ballot. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

     Except as otherwise required by the General Corporation Law for general corporate action, or the Certificate of Incorporation of this Corporation, or these bylaws, the affirmative vote of the majority of shares present in person or represented by proxy at the stockholders meeting, and entitled to vote on the subject matter, is required.

         Section 8.        Record Date For Stockholder Notice.
         ----------        -----------------------------------

     For purposes of determining the stockholders entitled to notice of any meeting or to vote, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days or less than ten (10) days before the date of any such meeting, and in this event only stockholders of record at the close of business on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Delaware General Corporation Law. If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     For purposes of determining a record date with respect to a dividend, distribution, allotment of any rights or to determine the stockholders entitled to exercise any right with respect to any change, conversion or exchange of stock, or for any other lawful action, the board of directors may fix a record date subsequent to the date upon which the resolution fixing the date is adopted, and which date is not more than sixty (60) days prior to the action for which a record date is being established. In the event no record date is fixed, the record date for determining stockholders for any such purpose is deemed to be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting.

         Section 9.        Quorum.
         ----------        -------

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum of the stockholders for the transaction of business at any meeting of the stockholders or any adjournment thereof.

     The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum and by any greater number of shares otherwise required to take such action by applicable law or in the certificate of incorporation. In the absence of a quorum, any meeting of stockholders may be adjourned from time to time by vote of a majority of the shares represented in person or by proxy, or, in the absence therefrom, any officer entitled to preside at, or to act as Secretary of, such meeting but no business may be transacted except as hereinabove provided.

         Section 10.       Waiver of Notice.
         -----------       -----------------

     Whenever notice is required to be given under any provision of the Delaware General Corporation Law or the Certificate of Incorporation or bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

     Attendance by a person at a meeting shall constitute a waiver of notice of that meeting, except when the person objects to the Secretary, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.

         Section 11.     Stockholder Action by Written Consent Without Meeting.
         -----------     ------------------------------------------------------

     Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If the action taken without a meeting is approved by less than unanimous written consent, prompt notice of such action shall be given to those stockholders who have not consented in writing.

     Consents to corporate action shall be valid for a maximum of sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law. Consents may be revoked by written notice (i) to the Corporation, (ii) to the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent proposed by the Corporation (the "Soliciting Stockholders"), or (iii) to a proxy solicitor or other agent designated by the Corporation or the Soliciting Stockholders.

     Notwithstanding the foregoing, if independent counsel to the Corporation delivers to the Corporation a written opinion stating, or a court of competent jurisdiction determines, that this Section of this Article II, or any portion thereof, is illegal with respect to any corporate action to be taken by written consent for which a consent has theretofore been delivered to the Corporation, in the manner provided in Section 228(c) of the Delaware General Corporation Law, whether prior or subsequent to the date of the adoption of this Section of this Article II, then this Section of this Article II, or such portion thereof, as the case may be, shall after the date of such delivery of such opinion or such determination be null and void and of no effect with respect to any other corporate action to be taken by written consent.

         Section 12.       Proxies.
         -----------       --------

     A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accompanied by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an e-mail or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such e-mail or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the e-mail or other electronic transmission was authorized by the stockholder. If it is determined that such e-mail or other electronic transmission is valid, the inspectors, or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it by a writing delivered to the Corporation prior to the meeting stating that the proxy is revoked, or if in attendance at the meeting, by a writing delivered to the Secretary of the meeting prior to the voting of the proxy, or by a subsequent proxy executed by the same person and delivered to the Corporation prior to the meeting or to the Secretary of the meeting prior to the voting of the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of three (3) years from the date of the proxy, unless otherwise provided in the proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as levy as, it is coupled with an interest sufficient in law to support an irrevocable power.

         Section 13.       Voting Procedures and Inspectors of Election for
         -----------       ------------------------------------------------
                           Certain Corporations.
                           ---------------------

     If the Corporation is listed on a national securities exchange, is authorized for quotation on an inter-dealer quotation system or has shares held of record by more than 2,000 stockholders the following provisions shall apply:

     (a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

     (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (ii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocation thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

     (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with ss.212(c)(2) of the General Corporation Law of the State of Delaware, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

         Section 14.       List of Stockholders.
         -----------       ---------------------

     The Secretary of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------
         Section 1.        Powers.
         ----------        -------

     Subject to limitations of the Certificate of Incorporation, or the bylaws, and of the Delaware General Corporation Law as to action which shall be authorized or approved by the stockholders, by the outstanding shares or by a less than majority vote of a class or series of preferred shares, and subject to the duties of directors as prescribed by the bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the board of directors. The board of directors may elect a Chairman of the Board from among the members of the board of directors.

         Section 2.        Number of Directors.
         ----------        --------------------

     The number of directors of the Corporation which shall constitute the whole board of directors shall be fixed by the by resolution of the board. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his or her successor shall have been duly qualified or until he or she shall resign or shall have been removed in the manner hereinafter provided.

         Section 3.        Election And Term of Office.
         ----------        ----------------------------

     At each annual meeting of stockholders, directors shall be elected to hold office until the next annual meeting. Each director, including the director elected to fill a vacancy, shall hold office for a term of one (1) year and until a successor has been elected and qualified, or until his or her earlier resignation or removal.

     Only persons who are nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal office of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

         Section 4.        Vacancies.
         ----------        ----------

     Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting and a successor has been elected and qualified, or until he or she shall resign or shall have been removed in the manner hereinafter provided.

     A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director or if the authorized number of directors be increased or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

         The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board or the stockholders shall have the power to elect a successor to take office when the resignation is to become effective.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

         Section 5.        Removal of Directors.
         ----------        ---------------------

     Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows:

     (1) Unless the Certificate of Incorporation otherwise provides, in the case of a Corporation whose board is classified as provided in the Delaware General Corporation Law, stockholders may effect such removal only for cause; or

     (2) In the case of a Corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or if there be classes of directors, at an election of the class of directors of which he or she is a part.

     Whenever the holders of any class or series are entitled to elect one or more directors by the Certificate of Incorporation, this subsection shall apply in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

         Section 6.        Resignation of Director.
         ----------        ------------------------

     Any director may resign effective upon giving written notice to the Corporation (to a board member or to every board member), unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future date, a successor may be elected to take office when the resignation becomes effective.

         Section 7.        Place of Meeting.
         ----------        -----------------

     Regular meetings of the board of directors shall be held at any place within or outside the State of Delaware which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation, regular meetings shall be held at the principal office of the Corporation. Special meetings of the board may be held either at a place so designated or at the principal office. Members of the board may participate in a meeting through use of a conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another sufficiently to participate. Participation in a meeting by means of the above-described procedure shall constitute presence in person at such meeting.

         Section 8.        Annual Meeting.
         ----------        ---------------

     Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business. Notice of such meeting is hereby dispensed with.

         Section 9.        Special Meetings.
         ----------        -----------------

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any two directors.

     Written notice of the date, time and place of special meetings shall be delivered personally to each director or sent to each director by first-class mail, by facsimile or by other form of written communication, charges prepaid, addressed to him or her at his or her address as it appears upon the records of the Corporation or, if it is not so shown or is not readily ascertainable, at the place in which the meetings of directors are regularly held. The notice need not state the purpose of the meeting. In case such notice is mailed, it shall be deposited in the United States mail in the place in which the principal office of the Corporation is located at least five (5) days prior to the time of the meeting. In case such notice is delivered personally, transmitted by facsimile or other electronic means it shall be so delivered or electronically transmitted at least forty-eight (48) hours prior to the time of the meeting. Such mailing, delivery, or transmitting, as above provided, shall be due, legal and personal notice to such director.

         Section 10.       Adjournment.
         -----------       ------------

     A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place.

         Section 11.       Notice of Adjournment.
         -----------       ----------------------

         If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors, who were not present at the time of adjournment.

         Section 12.       Waiver of Notice.
         -----------       -----------------

     The transactions at any meeting of the board of directors, however called and noticed, or wherever held, shall be as valid as though such transactions had occurred at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. The waiver of notice need not state the purpose for which the meeting is or was held.

         Section 13.       Quorum And Voting.
         -----------       ------------------

     A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinabove provided. Every act or decision done or made by a majority of the directors at a meeting duly held at which a quorum is present shall be regarded as an act of the board of directors unless a greater number be required by law or by the Certificate of Incorporation. However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

         Section 14.       Fees And Compensation.
         -----------       ----------------------

     Directors shall not receive any stated salary for their services as directors, but, by resolution of the board, a fixed fee, with or without expenses of attendance, may be allowed to directors not receiving monthly compensation for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity, as an officer, agent, employee or otherwise, from receiving compensation therefor.

         Section 15.       Action Without Meeting.
         -----------       -----------------------

     Any action required or permitted to be taken by the board of directors under the Delaware General Corporation Law may be taken without a meeting if all members of the board individually or collectively consent in writing to such action. Such consent or consents shall be filed with the minutes of the meetings of the board.

         Section 16.       Committees of Directors.
         -----------       ------------------------

     The board may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the board at the next regular meeting of the board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the board to act at the meeting in the place of any such absent or disqualified member.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

         Section 1.        Officers.
         ----------        ---------

     The officers of the Corporation shall be chosen by the board of directors and shall be a Chief Executive Officer and/or a President, and a Secretary and Chief Financial Officer (Treasurer). The board of directors may also choose a Chairman of the Board, a Chief Operating Officer, one or more Vice-Presidents, one or more Executive Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers with such titles and duties as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

         Section 2.        Election.
         ----------        ---------

     The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the board of directors, and each shall hold his or her office until he or she shall resign or shall be removed or otherwise disqualified to serve or a successor shall be elected and qualified.

         Section 3.        Subordinate Officers.
         ----------        ---------------------

     The board of directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

         Section 4.        Removal And Resignation.
         ----------        ------------------------

     Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the board of directors or to the Chief Executive Officer, President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5.        Vacancies.
         ----------        ----------

     A  vacancy  in  any  office   because  of  death,   resignation,   removal,
disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointments to such office.

         Section 6.        Chairman of The Board.
         ----------        ----------------------

     The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors and stockholders and exercise and perform all such other powers and duties as may from time to time be assigned to him by the board of directors or prescribed by the bylaws.

         Section 7.        Chief Executive Officer.
         ----------        ------------------------

     The Chief Executive Officer, if there shall be such an officer, shall be the chief executive of the Corporation, shall preside at all meetings of the stockholders and the board of directors in the absence of a Chairman of the Board, and shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The Chief Executive Officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except when required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation.

         Section 8.        President.
         ----------        ----------

     In the event a Chief Executive Officer is not elected, or in the event that the Chief Executive Officer elected by the board of directors is unable to act, or refuses to act, the President, if there shall be such an officer, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         Section 9.        Vice Presidents.
         ----------        ----------------

     In the absence or disability of the President and the Chief Executive Officer, the Executive Vice President or Vice Presidents in order of their rank as fixed by the board of directors or, if not ranked, the Executive Vice President shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President and Chief Executive Officer. Each Vice President shall have such other powers and shall perform such other duties as from time to time may be prescribed for him or her by the board of directors or the bylaws, and the President or the Chief Executive Officer.

         Section 10.       Secretary.
         -----------       ----------

     The Secretary shall keep, or cause to be kept, at the principal office of the Corporation, or such other place as the board of directors may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meeting and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal office or at the office of the Corporation's transfer agent, a share register or a duplicate share register showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and the date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the board of directors required by the bylaws or by law to be given, shall keep the seal of the Corporation in safe custody and shall have such other powers and shall perform such other duties as from time to time may be prescribed by the board of directors, the bylaws, or the President or Chief Executive Officer.

         Section 11.       Assistant Secretaries.
         -----------       ----------------------

     In the absence or disability of the Secretary, the Assistant secretaries in order of their rank as fixed by the board of directors or, if not ranked, the Assistant Secretary designated by the board of directors shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary. Each Assistant Secretary shall have such other powers and shall perform such other duties as from time to time may be prescribed by the board of directors or the bylaws.

         Section 12.       Chief Financial Officer (Treasurer).
         -----------       ------------------------------------

     The Chief Financial Officer shall be the Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares.

     The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the board of directors. He shall be responsible for the proper disbursement of the funds of the Corporation as may be ordered by the board of directors or the President or Chief Executive Officer and shall render to the President or board of directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall prepare a proper annual budget of income and expenses for each calendar year, revised quarterly, for approval of or revision by the board of directors and shall be responsible for the handling of finances in connection therewith. He or she shall have such other powers and shall perform such other duties as may be prescribed by the board of directors and the President or Chief Executive Officer. He or she shall see that all officers signing checks are bonded in such amounts as may be fixed from time to time by the board of directors.

         Section 13.       Assistant Financial Officers.
         -----------       -----------------------------

     In the absence of or disability of the Treasurer, the assistant financial officers in order of their rank or, if not ranked, the assistant financial officer designated by the board of directors shall perform all the duties of the Treasurer and, when so acting, shall have the powers of and be subject to all the restrictions upon the Treasurer. Each assistant financial officer shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the board of directors or the bylaws and the President or Chief Executive Officer.

         Section 14.       Salaries.
         -----------       ---------

     Salaries of officers and other stockholders employed by the Corporation shall be fixed periodically by the board of directors or established under agreement with the officers or stockholders approved by the board of directors. No officer shall be prevented from receiving this salary because he or she is also a director of the Corporation.

                                    ARTICLE V

                                 SHARES OF STOCK
                                 ---------------

         Section 1.        Share Certificates.
         ----------        -------------------

     The certificates of shares of the capital stock of the Corporation shall be in such form consistent with the articles of incorporation and the laws of the State of Delaware as shall be approved by the board of directors. A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each stockholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All such certificates shall be signed by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an assistant financial officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar, who has signed or who a facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issuance.

         Section 2.        Transfer of Shares.
         ----------        -------------------

     Subject to the provisions of law, upon the surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 3.        Lost or Destroyed Certificate.
         ----------        ------------------------------

     The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate therefor, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, upon approval of the board of directors. The board may, in its discretion, as a condition to authorizing the issue of such new certificate, require the owner of the lost or destroyed certificate, or his or her legal representative, to make proof satisfactory to the board of directors of the loss or destruction thereof and to give the Corporation a bond or other security, in such amount and with such surety or sureties as the board of directors may determine, as indemnity against any claim that may be made against the Corporation on account of any such certificate so alleged to have been lost or destroyed.

                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

         Section 1.        Indemnity of Officers, Directors, Employees
         ----------        --------------------------------------------
                           And Other Agents.
                           -----------------

     The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only, if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. For purposes of this Article, an "agent" of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

         Section 2.        Insurance.
         ----------        ----------

     Upon resolution passed by the board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

         Section 3.        Non-exclusivity.
         ----------        ----------------

     The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

                                   ARTICLE VII

                               RECORDS AND REPORTS
                               -------------------

         Section 1.        Maintenance and Stockholder Inspection of
         ----------        -----------------------------------------
                           Corporate and Stockholder Records.
                           ---------------------------------

     The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The Corporation's stock ledger, a list of its stockholders, and its other books and records shall be open to inspection and to make copies or extracts therefrom, upon the written demand of any stockholder of record or holder of a voting trust certificate, under oath stating the purpose thereof at any reasonable time during usual business hours. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. If the inspection is made by an agent or attorney, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder at its principal office. Where the stockholder seeks to inspect the Corporation's books and records other than its stock ledger or list of stockholders, he or she shall first establish that (1) he or she has complied with this section respecting the form and manner of making demand for inspection of such documents, and (2) that the inspection he or she seeks is for a proper purpose. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

         Section 2.        Inspection by Directors.
         ----------        ------------------------

     Any director shall have the right to examine during usual business hours, the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

         Section 1.        Dividends.
         ----------        ----------

     Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 2.        Reserves.
         ----------        ---------

     Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the board of directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3.        Annual Statement.
         ----------        -----------------

     The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, an oral or written update of the business and condition of the Corporation.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

         Section 1.        Fiscal Year.
         ----------        ------------

     The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

         Section 2.        Seal.
         ----------        -----

     The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

         Section 3.        Interested Directors; Quorum.
         ----------        -----------------------------

     No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purposes, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and as to the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 4.        Checks, Drafts, Etc.
         ----------        --------------------

     All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the board of directors.

         Section 5.        Contracts, Etc., How Executed.
         ----------        ------------------------------

     The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances; and, unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

         Section 6.        Representation of Shares of Other Corporations.
         ----------        -----------------------------------------------

     The President or Chief Executive Officer or, in the event of his absence or inability to serve, any Vice President and the Secretary or Assistant Secretary of this Corporation are authorized to vote, represent and exercise, on behalf of this Corporation, all rights incidental to any and all shares of any other corporation standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

                                    ARTICLE X

                              AMENDMENTS OF BYLAWS
                              --------------------

         Section 1.        Amendment by Stockholders.
         ----------        --------------------------

     New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of the stockholders entitled to exercise a majority of the voting power of the Corporation, except as otherwise provided by these bylaws or the certificate of incorporation.

         Section 2.        Amendment by Directors.
         ----------        -----------------------

     Subject to the rights of the  stockholders as provided in Section 1 of this
Article X, bylaws may be adopted, amended, or repealed by the board of directors if such power is conferred upon the directors in the Certificate of Incorporation.

                       CERTIFICATE OF ADOPTION OF BYLAWS


         I, Alan Lefko, hereby certify that:

     1. I am the Secretary of International DisplayWorks, Inc., a Delaware corporation (the "Corporation"); and

     2.   The foregoing  Amended and Restated  Bylaws,  consisting of Twenty-Two
          (22) pages, are a true and correct copy of the Bylaws of the Corporation as duly adopted by approval of the Board of Directors of the Corporation by Unanimous Written Consent dated as of August 10, 2001.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this day of _______, 2001. --------




                                   Alan Lefko
,
                                   Secretary